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                    MERCURY HW LARGE CAP VALUE VIP PORTFOLIO
                    MERCURY TOTAL RETURN BOND VIP PORTFOLIO
                       MERCURY LOW DURATION VIP PORTFOLIO

                 Supplement to the prospectus dated May 1, 2000
                     of each of the above-listed Portfolios



     Termination of Portfolios. On January 30, 2001, the Board of Trustees decided it was in the best interests of each Portfolio and its shareholders to close each Portfolio to purchases after the close of business on January 30, 2001, except for purchases through automatic purchase programs, including automatic dividend reinvestment purchases and automatic dollar cost averaging purchases. The Board decided to terminate each Portfolio effective as of the soonest reasonably practicable date, subject to receipt of any necessary regulatory approvals (the "Closing Date"). Shareholders will receive the net asset value per share for all shares they own on the Closing Date.

     Liquidation of the Portfolios' Investments. To prepare for the closing of the Portfolios, the portfolio managers are in the process of selling portfolio securities. This will increase the portion of the Portfolios' assets held in cash and similar investments in order to meet expenses and redemption requests. As a result, the Portfolios' normal exposure to stock and bond investments will be reduced or eliminated prior to the Closing Date.



January 30, 2001